                        SEMIANNUAL REPORT / APRIL 30 2001

                          AIM CAPITAL DEVELOPMENT FUND


                                  [COVER IMAGE]


                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                                  [COVER IMAGE]

                      -------------------------------------

                    UNION SQUARE GREENMARKET BY PATTI MOLLICA

             SMALL-BUSINESS ENTERPRISES ARE FREQUENTLY FOUND NESTLED

        AMONG TALL SKYSCRAPERS HOUSING LARGE MULTINATIONAL CORPORATIONS.

              SOME OF THESE SMALLER BUSINESSES EVENTUALLY CARVE OUT

            THEIR OWN PARTICULAR NICHES IN THE MARKET AND EXPERIENCE

              STRONG EARNINGS GROWTH. THAT'S THE KIND OF COMPANY WE

             ENDEAVOR TO OWN IN AIM CAPITAL DEVELOPMENT FUND--SMALL

                  FIRMS WITH STRONG LONG-TERM GROWTH PROSPECTS.

                      -------------------------------------

AIM Capital Development Fund is for shareholders who seek long-term growth through investments in the stocks of small and medium-sized companies.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Capital Development Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales-charge structure and class expenses.
o In addition to returns as of the close of the six-month reporting period, found later in this report, industry regulations require us to provide average annual total returns (including sales charges) as of 3/31/01, the most recent calendar quarter-end, which were: Class A shares, one year, -26.27%; inception (6/17/96), 12.15%. Class B shares, one year, -25.84%;
    inception (10/1/96), 10.31%. Class C shares, one year, -23.16%; inception (8/4/97), 7.77%.
o Investing in small and mid-sized companies may involve greater risk and potential reward than investing in more established companies. Also, small companies may have business risk, significant stock-price fluctuations and illiquidity.
o The fund participates in the initial public offering (IPO) market, and a significant portion of its fund's returns is attributable to its investment in IPOs, which had magnified impact when its asset base was relatively small. There is no guarantee that with a larger asset base, the fund will continue to experience substantially similar performance by investing in IPOs.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lipper Mid-Cap Core Fund Index represents an average of the performance of the 30 largest mid-capitalization core funds, tracked by Lipper, Inc., an independent mutual fund performance monitor.
o The unmanaged Lipper Mid-Cap Growth Fund Index represents an average of the performance of the 30 largest mid-capitalization growth funds tracked by Lipper, Inc., an independent mutual fund performance monitor.
o The unmanaged Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                   YOUR MONEY.

    This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                          AIM CAPITAL DEVELOPMENT FUND

                      SEMIANNUAL REPORT / CHAIRMAN'S LETTER

                  Dear Fellow Shareholder:

                  The six months ended April 30, 2001, the period covered by
[PHOTO OF         this report, were among the most difficult we have seen in
ROBERT H.         equity markets in years. Major indexes, both foreign and
GRAHAM]           domestic, posted negative returns, with the technology sector and large-cap growth stocks hardest hit. By contrast, most segments of the bond market turned in positive returns.
                      What's the lesson? Well, just as the dot-com disaster
                  taught us that fundamentals such as earnings really do matter after all, I think this bear market has taught us that old-time investing basics such as diversification still matter too.
                      During the long bull market, which ran from 1982 until
                  last year, many pundits began to act as if stocks were risk-free investments, inevitably rising. That was never true.
                  Downturns like the recent one are normal. Since its inception in 1926, the S&P 500 has seen a 20% decline--often used as the definition of a bear market--about every four and one-half to five years.
    Similarly, different asset classes go in and out of favor. Some years growth stocks are the best place to be; other years, value stocks. No one has devised a reliable technique for timing these changes of sentiment. But portfolio diversification has proven to be an effective way to manage the resulting risks over time.

HOW TO DIVERSIFY
One basic way to diversify is by owning funds invested in the three main types of securities: stocks, bonds and money market instruments. Generally speaking, when the stock market is up, the bond market is down and vice versa, while short-term money market investments provide steady return. Holding all three asset classes can help cushion your portfolio against big swings in any one category.
    Within an asset class, it is worth diversifying further. It is helpful, for example, to invest in different types of equities: growth and value stocks, domestic and foreign, large-company and small. Fixed-income assets can be diversified the same way with funds invested across various quality sectors, from super-safe U.S. Treasuries to riskier high-yield bonds. Your financial advisor can help you build a diversified portfolio by selecting a variety of funds.
    Diversifying also means regularly evaluating your assets and realigning the mix when necessary. The right asset mix depends on your financial situation, your age and your goals. Visit with your financial advisor at least once a year to review your investments to make sure they still make sense.

YOUR FUND MANAGERS' COMMENTS
The last six months have tested the patience of most investors, and we'd like to thank you for your confidence in us as we look forward to what we hope will be less trying markets the rest of this year. Your fund's portfolio managers discuss your fund in the following pages: what market conditions were like and how they have managed your fund. We hope you find their comments informative.
    If you have any questions or comments, please contact us at any time through our Web site, www.aimfunds.com. Our Client Services Department at 800-959-4246 operates during normal business hours. Information about your account is always available at our Web site and on our automated AIM Investor Line, 800-246-5463.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman

                          AIM CAPITAL DEVELOPMENT FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW


FUND WEATHERS DOWNTURN IN MARKET FOR GROWTH STOCKS

GROWTH STOCKS WERE HIT HARD BY THE MARKET CORRECTION THAT OCCURRED DURING THE REPORTING PERIOD. HOW DID AIM CAPITAL DEVELOPMENT FUND PERFORM?
The fund's emphasis on reasonably priced growth stocks spared it from some of the worst effects of the market downturn. Excluding sales charges, total returns were -8.07% for Class A shares and -8.40% for Class B and Class C shares for the six months ended April 30, 2001. Over the same period, the Lipper Mid-Cap Growth Fund Index returned -26.09% while the Lipper Mid-Cap Core Fund Index returned -6.84%.
    The fund's performance improved significantly during the last month of the reporting period as investors shifted their focus to growth stocks. Excluding sales charges, total returns for Class A, Class B and Class C shares were 9.38%, 9.34% and 9.35%, respectively, for the month ended April 30. In comparison, the Lipper Mid-Cap Growth Fund Index returned 13.18%, while the Lipper Mid-Cap Core Fund Index returned 9.67% for the month.
    Despite the difficult market environment for growth stocks, the fund's long-term performance remains solid, as illustrated by the accompanying chart.

WHAT WERE SOME SIGNIFICANT TRENDS IN THE STOCK MARKET?
Concern over declining corporate earnings growth and a slowing economy caused major stock-market indexes to plummet during the reporting period. Throughout the period, a long string of high-profile companies issued warnings that their earnings would not meet expectations. Slowing economic growth and rising energy and labor costs undermined corporate profits. Global competition also reduced the ability of companies to raise prices for their products and services. The sell-off affected nearly all market sectors, with technology stocks especially hard hit.
    Early in 2001, the Federal Reserve Board (the Fed) began cutting interest rates to stimulate economic growth. In the fourth quarter of 2000, the nation's gross domestic product (GDP) grew at an annual rate of only 1%, raising the specter that the economy could slip into a recession. In four moves, the Fed lowered the federal funds rate from 6.5% to 4.5% during the reporting period. The Fed's actions helped stimulate a short-lived market rally in January. The central bank's final rate cut during the reporting period, a surprise move in April, helped spark a stronger rally as the reporting period drew to a close. However, markets remained volatile as investors continued to be concerned about the economy and corporate earnings growth.
    For most of the period, value stocks outperformed growth stocks as investors sought attractively priced issues. However, in April, growth stocks outperformed value stocks, as the Fed's rate-cutting policy had the potential to boost corporate profits. Mid- and small-cap stocks fared better than large-cap stocks.

HOW DID YOU MANAGE THE FUND?
During the reporting period, we sold the stocks of technology companies with deteriorating fundamentals, reducing the fund's exposure to the volatile tech sector from 33% to 20% of its total net assets. Within the tech sector, we shifted the focus to services companies, which have benefited from the outsourcing of data-processing functions and which have been less affected by the economic slowdown. We also focused on stocks of semiconductor companies. In general, we were pleased with the performance of the fund's technology holdings.
    Additionally, we increased the fund's holdings in financial-services stocks from 17% to 18% of the portfolio over the reporting period. The stocks of these companies, which include investment

FUND PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
CLASS A SHARES VS. INDEX

6/17/96-4/30/01, including sales charges

                                   [BAR CHART]

================================================================================
FUND CLASS A SHARES                     $18,933

RUSSELL 2500 INDEX                      $16,806
================================================================================

AVERAGE ANNUAL TOTAL RETURNS

As of 4/30/01, including sales charges

================================================================================
CLASS A SHARES
  Inception (6/17/96)                 14.01%
  1 Year                             -11.87*
  *-6.75% excluding sales charges

CLASS B SHARES
  Inception (10/1/96)                 12.31%
  1 Year                             -11.32*
  *-7.35% excluding CDSC

CLASS C SHARES
  Inception (8/4/97)                  10.19%
  1 Year                              -8.14*
  *-7.35% excluding CDSC

Past performance cannot guarantee comparable future results. Index performance is from 5/31/96 - 4/30/01.

DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.
================================================================================

          See important fund and index disclosures inside front cover.

                          AIM CAPITAL DEVELOPMENT FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW

PORTFOLIO COMPOSITION
As of 4/30/01, based on total net assets

==================================================================================================
TOP 10 EQUITY HOLDINGS                              TOP 10 INDUSTRIES
--------------------------------------------------------------------------------------------------
 1. AmeriCredit Corp.                      1.47%     1. Computers (Software & Services)      6.39%

 2. NRG Energy, Inc.                       1.35      2. Oil & Gas (Drilling & Equipment)     5.76

 3. Constellation Energy Group, Inc.       1.27      3. Electric Companies                   5.14

 4. Affiliated Computer Services, Inc. -   1.25      4. Services (Commercial & Consumer)     4.23
    Class A

 5. Best Buy Co., Inc.                     1.24      5. Electronics (Instrumentation)        3.52

 6. Abercrombie & Fitch Co.- Class A       1.23      6. Health Care (Specialized Services)   3.49

 7. CMS Energy Corp.                       1.22      7. Consumer Finance                     3.40

 8. Broadwing Inc.                         1.20      8. Financial (Diversified)              3.18

 9. Key Energy Services, Inc.              1.20      9. Health Care (Drugs-Generic           2.97
                                                        & Other)

10. Pride International, Inc.              1.19     10. Broadcasting (Television, Radio      2.88
                                                        & Cable)

The fund's portfolio composition is subject to change, and there is no assurance that the fund will continue to hold any particular security.

==================================================================================================

banks and insurance firms, could benefit from falling interest rates. The fund's exposure to the consumer-cyclical sector increased from 6% to 8% of the portfolio. Consumer-cyclical companies, which include many retailers, could get a boost from an upswing in the economy. The fund's holdings in health-care stocks decreased slightly from more than 12% to about 10% of the portfolio. Demand for medical products and services tends to remain steady regardless of economic trends, and this could be a plus for health-care stocks. Energy stocks increased from 8% to 9% of the fund's holdings. Stocks in this sector have gotten a boost from rising oil and gas prices.
    As of April 30, the fund had 128 holdings, 15 fewer than at the start of the reporting period. We sold the stocks of companies that no longer met our growth-at-a-reasonable-price standards. Mid-cap stocks made up near three-fourths of the fund's holdings.

WHAT WERE SOME OF THE LEADING STOCKS IN THE PORTFOLIO?

o AmeriCredit makes loans for new and used-car purchases through automobile dealerships in the United States and Canada.
o NRG Energy is a leading independent power producer that owns interests in more than 60 power projects.
o Constellation Energy operates Baltimore Gas & Electric that has more than one million customers in central Maryland.
o Affiliated Computer Services provides professional and technology out-sourcing for commercial clients and U.S. government agencies.
o Best Buy is the nation's leading consumer-electronics specialty chain with more than 400 stores in 40 states.
o Abercrombie & Fitch sells upscale men's, women's and children's casual clothing and accessories at nearly 300 stores in the United States.
o CMS Energy operates Consumers Energy, which supplies gas and electrical service to customers in Michigan's lower peninsula.
o   Broadwing is a leading provider of telecommunications services.
o Key Energy Services is one of the nation's largest oil well-servicing companies.
o Pride International is one of the world's leading well-drilling contractors with operations in more than 20 countries.

WHAT WERE MARKET CONDITIONS LIKE AT THE CLOSE OF THE REPORTING PERIOD?
Although the stock market remained volatile and economic signals were mixed, there were reasons for optimism. Despite rising fuel prices, inflation in general remained subdued, and even though a series of companies announced layoffs, the unemployment rate was just 4.5% at the close of the reporting period. The Fed had trimmed 200 basis points (2.0%) from the federal funds rate. Previously, falling interest rates have been a powerful catalyst for reinvigorating the economy. Indeed, preliminary figures showed that the rate of GDP growth picked up in the first quarter of 2001. Historically, small and mid-cap stocks in particular have tended to benefit from interest-rate cuts.
    Moreover, the recent market correction resulted in some of the most attractive stock valuations in several years. We believe that such a market represented an excellent opportunity to buy the stocks of solid companies with attractive earnings-growth prospects at reduced prices.

--------------------------------------------------------------------------------
READ THIS REPORT ONLINE!
A new service--electronic delivery of fund reports and prospectuses--is available. You can read the same AIM report you are reading now--online. Once you sign up for the service, we will send you a link to the report via e-mail. If you choose to receive your reports online, you will not receive a paper copy by mail. You may cancel the service at any time by visiting our Web site.
    Please visit our Web site at www.aimfunds.com and go to "Your AIM Account." Log into your account and then click on the "View Other Account Options" dropdown menu and select "eDelivery."
    If you receive your account statements, fund reports and prospectuses from your financial advisor, rather than directly from AIM, this service is not accessible to you. Ask your financial advisor if his or her firm offers electronic delivery.
--------------------------------------------------------------------------------

          See important fund and index disclosures inside front cover.

                          AIM CAPITAL DEVELOPMENT FUND

                      SEMIANNUAL REPORT / FOR CONSIDERATION

AIM PRIVACY POLICY

We are always aware that when you invest in an AIM fund, you entrust us with more than your money. You also share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
    AIM collects nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law. For example, we use this information to administer your accounts with us through such activities as sending you transaction confirmations, annual reports, prospectuses and tax forms.
    Even within AIM, only people involved with servicing your accounts have access to your information. To ensure the highest level of confidentiality and security, AIM maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our Web site--www.aimfunds.com. More detail is available to you at that site.

                                  [LOCK IMAGE]

  A I M Capital Management, Inc. o A I M Distributors, Inc. o The AIM Family of
         Funds--Registered Trademark-- o AMVESCAP National Trust Company

                          AIM CAPITAL DEVELOPMENT FUND

SCHEDULE OF INVESTMENTS
April 30, 2001
(Unaudited)

                                                      MARKET
                                     SHARES           VALUE
COMMON STOCKS & OTHER EQUITY
  INTERESTS-94.29%

AEROSPACE/DEFENSE-0.95%

Goodrich (B.F.) Co.                     321,000   $   12,647,400
================================================================

AGRICULTURAL PRODUCTS-0.88%

Monsanto Co.                            378,600       11,717,670
================================================================

AIRLINES-0.53%

Continental Airlines, Inc.-Class
  B(a)                                  135,800        6,980,120
================================================================

BANKS (REGIONAL)-2.36%

Compass Bancshares, Inc.                102,300        2,367,222
----------------------------------------------------------------
Golden State Bancorp Inc.               519,200       15,472,160
----------------------------------------------------------------
Zions Bancorp                           252,700       13,466,383
================================================================
                                                      31,305,765
================================================================

BROADCASTING (TELEVISION, RADIO & CABLE)-2.88%

Adelphia Communications
  Corp.-Class A(a)                      324,900       11,813,364
----------------------------------------------------------------
Charter Communications,
  Inc.-Class A(a)                       465,000        9,955,650
----------------------------------------------------------------
Cox Radio, Inc.-Class A(a)              300,000        7,740,000
----------------------------------------------------------------
Entercom Communications Corp.(a)        100,000        4,562,000
----------------------------------------------------------------
Hispanic Broadcasting Corp.(a)          171,100        4,101,267
================================================================
                                                      38,172,281
================================================================

COMMUNICATIONS EQUIPMENT-0.34%

Polycom, Inc.(a)                        193,100        4,485,713
================================================================

COMPUTERS (SOFTWARE & SERVICES)-6.39%

Affiliated Computer Services,
  Inc.- Class A(a)                      230,000       16,560,000
----------------------------------------------------------------
Cadence Design Systems, Inc.(a)         495,300       10,252,710
----------------------------------------------------------------
Inet Technologies, Inc.(a)               58,400          485,450
----------------------------------------------------------------
IntraNet Solutions, Inc.(a)             154,200        5,100,936
----------------------------------------------------------------
Intuit Inc.(a)                          433,700       13,895,748
----------------------------------------------------------------
Peregrine Systems, Inc.(a)              518,500       13,366,930
----------------------------------------------------------------
Rational Software Corp.(a)              360,800        8,734,968
----------------------------------------------------------------
Secure Computing Corp.(a)               466,900        6,709,353
----------------------------------------------------------------
Titan Corp. (The)(a)                    572,300        9,557,410
================================================================
                                                      84,663,505
================================================================

CONSUMER FINANCE-3.40%

American Capital Strategies,
  Ltd.                                  450,500       11,938,250
----------------------------------------------------------------
AmeriCredit Corp.(a)                    420,800       19,508,288
----------------------------------------------------------------
Capital One Financial Corp.             217,500       13,672,050
================================================================
                                                      45,118,588
================================================================

ELECTRIC COMPANIES-5.14%

Aquila, Inc.(a)                         163,300        4,949,623
----------------------------------------------------------------

                                                      MARKET
                                     SHARES           VALUE
ELECTRIC COMPANIES-(CONTINUED)

CMS Energy Corp.                        518,200   $   16,219,660
----------------------------------------------------------------
Constellation Energy Group              351,300       16,771,062
----------------------------------------------------------------
NRG Energy, Inc.(a)                     500,100       17,878,575
----------------------------------------------------------------
UtiliCorp United Inc.                   348,300       12,294,990
================================================================
                                                      68,113,910
================================================================

ELECTRICAL EQUIPMENT-1.10%

Sensormatic Electronics Corp.(a)        603,300        8,747,850
----------------------------------------------------------------
Stratos Lightwave, Inc.(a)              734,796        5,871,016
================================================================
                                                      14,618,866
================================================================

ELECTRONICS (COMPONENT DISTRIBUTORS)-1.07%

Avnet, Inc.                             557,900       14,232,029
================================================================

ELECTRONICS (DEFENSE)-0.39%

Aeroflex Inc.(a)                        350,100        5,219,991
================================================================

ELECTRONICS
  (INSTRUMENTATION)-3.52%

Alpha Industries, Inc.(a)               338,300        8,312,031
----------------------------------------------------------------
Garmin Ltd.(a)                          495,000       10,395,000
----------------------------------------------------------------
Methode Electronics, Inc.-Class
  A                                     486,200        2,781,064
----------------------------------------------------------------
Tektronix, Inc.(a)                      540,900       13,089,780
----------------------------------------------------------------
Varian Inc.(a)                          375,000       12,120,000
================================================================
                                                      46,697,875
================================================================

ELECTRONICS
  (SEMICONDUCTORS)-2.51%

Celestica Inc. (Canada)(a)              282,700       14,445,970
----------------------------------------------------------------
Micrel, Inc.(a)                         235,000        7,980,600
----------------------------------------------------------------
Microchip Technology Inc.(a)            374,475       10,833,562
================================================================
                                                      33,260,132
================================================================

EQUIPMENT (SEMICONDUCTOR)-1.45%

Novellus Systems, Inc.(a)               203,300       11,211,995
----------------------------------------------------------------
Varian Semiconductor Equipment
  Associates, Inc.(a)                   175,000        7,971,250
================================================================
                                                      19,183,245
================================================================

FINANCIAL (DIVERSIFIED)-3.18%

Allied Capital Corp.                    285,800        6,650,566
----------------------------------------------------------------
Ambac Financial Group, Inc.             200,000       10,762,000
----------------------------------------------------------------
SEI Investments Co.                     261,600       10,492,776
----------------------------------------------------------------
USA Education Inc.                      200,200       14,234,220
================================================================
                                                      42,139,562
================================================================

FOOTWEAR-1.06%

NIKE, Inc.-Class B                      337,400       14,106,694
================================================================

GAMING, LOTTERY & PARIMUTUEL COMPANIES-1.06%

Harrah's Entertainment, Inc.(a)         407,800       14,069,100
================================================================

                                                      MARKET
                                     SHARES           VALUE
HEALTH CARE (DRUGS-GENERIC & OTHER)-2.97%

Biovail Corp. (Canada)(a)               342,200   $   13,441,616
----------------------------------------------------------------
ICN Pharmaceuticals, Inc.               525,200       13,455,624
----------------------------------------------------------------
King Pharmaceuticals, Inc.(a)           153,700        6,475,381
----------------------------------------------------------------
Watson Pharmaceuticals, Inc.(a)         120,600        6,005,880
================================================================
                                                      39,378,501
================================================================

HEALTH CARE (HOSPITAL MANAGEMENT)-1.91%

Community Health Systems,
  Inc.(a)                               300,500        8,576,270
----------------------------------------------------------------
Health Management Associates,
  Inc.- Class A(a)                      500,000        8,960,000
----------------------------------------------------------------
LifePoint Hospitals, Inc.(a)            223,000        7,742,560
================================================================
                                                      25,278,830
================================================================

HEALTH CARE (MANAGED CARE)-1.01%

First Health Group Corp.(a)             258,900       13,398,075
================================================================

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)-0.82%

Edwards Lifesciences Corp.(a)           500,000       10,825,000
================================================================

HEALTH CARE (SPECIALIZED SERVICES)-3.49%

Apria Healthcare Group Inc.(a)          326,600        8,481,802
----------------------------------------------------------------
Laboratory Corp. of America
  Holdings(a)                            97,400       13,733,400
----------------------------------------------------------------
Lincare Holdings Inc.(a)                268,400       13,385,108
----------------------------------------------------------------
Orthodontic Centers of America,
  Inc.(a)                               392,400       10,692,900
================================================================
                                                      46,293,210
================================================================

INSURANCE (LIFE/HEALTH)-1.01%

Annuity and Life Re (Holdings),
  Ltd. (Bermuda)                        170,700        5,095,395
----------------------------------------------------------------
Nationwide Financial Services,
  Inc.-Class A                          203,900        8,351,744
================================================================
                                                      13,447,139
================================================================

INSURANCE
  (PROPERTY-CASUALTY)-2.75%

Ace, Ltd. (Bermuda)                     335,700       11,984,490
----------------------------------------------------------------
PartnerRe Ltd. (Bermuda)                132,500        6,496,475
----------------------------------------------------------------
Progressive Corp.                        50,000        5,840,000
----------------------------------------------------------------
XL Capital Ltd.-Class A
  (Bermuda)                             170,900       12,099,720
================================================================
                                                      36,420,685
================================================================

INVESTMENT
  BANKING/BROKERAGE-0.86%

Edwards (A.G.), Inc.                    160,500        6,527,535
----------------------------------------------------------------
LaBranche & Co. Inc.(a)                 133,500        4,806,000
================================================================
                                                      11,333,535
================================================================

INVESTMENT MANAGEMENT-2.10%

Affiliated Managers Group,
  Inc.(a)                               225,000       12,649,500
----------------------------------------------------------------
Knight Trading Group, Inc.(a)           821,900       15,205,150
================================================================
                                                      27,854,650
================================================================

INVESTMENTS-1.01%

S&P MidCap 400 Depositary
  Receipts Trust Series 1               143,500       13,388,550
================================================================

                                                      MARKET
                                     SHARES           VALUE
LODGING-HOTELS-0.70%

Starwood Hotels & Resorts
  Worldwide, Inc.                       255,400   $    9,217,386
================================================================

MANUFACTURING
  (DIVERSIFIED)-0.97%

American Standard Cos. Inc.(a)          212,600       12,809,150
================================================================

MANUFACTURING
  (SPECIALIZED)-0.50%

Mettler-Toledo International
  Inc.(a)                               149,300        6,606,525
================================================================

NATURAL GAS-1.01%

Kinder Morgan, Inc.                     228,600       13,418,820
================================================================

OIL & GAS (DRILLING & EQUIPMENT)-5.76%

BJ Services Co.(a)                      181,400       14,920,150
----------------------------------------------------------------
ENSCO International Inc.                100,000        3,890,000
----------------------------------------------------------------
Global Marine Inc.(a)                   300,000        8,625,000
----------------------------------------------------------------
Grant Prideco, Inc.(a)                  400,000        8,000,000
----------------------------------------------------------------
Key Energy Services, Inc.(a)          1,205,000       15,869,850
----------------------------------------------------------------
Noble Drilling Corp.(a)                 191,200        9,273,200
----------------------------------------------------------------
Pride International, Inc.(a)            592,000       15,764,960
================================================================
                                                      76,343,160
================================================================

OIL & GAS (EXPLORATION & PRODUCTION)-2.25%

EOG Resources, Inc.                     301,100       13,968,029
----------------------------------------------------------------
Kerr-McGee Corp.                         86,500        6,197,725
----------------------------------------------------------------
Spinnaker Exploration Co.(a)            211,900        9,641,450
================================================================
                                                      29,807,204
================================================================

OIL & GAS (REFINING & MARKETING)-0.99%

Valero Energy Corp.                     271,600       13,080,256
================================================================

PAPER & FOREST PRODUCTS-1.08%

Georgia-Pacific Group                   441,900       14,366,169
================================================================

RAILROADS-0.85%

GATX Corp.                              281,300       11,209,805
================================================================

REAL ESTATE INVESTMENT
  TRUSTS-0.81%

Apartment Investment &
  Management Co.-Class A                241,190       10,752,250
================================================================

RESTAURANTS-1.66%

CEC Entertainment Inc.(a)               234,100       11,997,625
----------------------------------------------------------------
Jack in the Box Inc.(a)                 375,400        9,936,838
================================================================
                                                      21,934,463
================================================================

RETAIL (COMPUTERS & ELECTRONICS)-1.24%

Best Buy Co., Inc.(a)                   299,500       16,487,475
================================================================

RETAIL (DISCOUNTERS)-1.04%

Dollar General Corp.                    565,800        9,335,700
----------------------------------------------------------------
Dollar Tree Stores, Inc.(a)             215,600        4,510,352
================================================================
                                                      13,846,052
================================================================

                                                      MARKET
                                     SHARES           VALUE
RETAIL (FOOD CHAINS)-0.55%

BJ's Wholesale Club, Inc.(a)            160,500   $    7,270,650
================================================================

RETAIL (SPECIALTY)-1.30%

Linens 'n Things, Inc.(a)               199,300        5,383,093
----------------------------------------------------------------
Rent-A-Center, Inc.(a)                  135,700        4,912,340
----------------------------------------------------------------
Venator Group, Inc.(a)                  520,000        6,884,800
================================================================
                                                      17,180,233
================================================================

RETAIL (SPECIALTY-APPAREL)-1.61%

Abercrombie & Fitch Co.-Class
  A(a)                                  490,600       16,336,980
----------------------------------------------------------------
Too Inc.(a)                             250,000        4,977,500
================================================================
                                                      21,314,480
================================================================

SERVICES (ADVERTISING/MARKETING)-2.71%

Lamar Advertising Co.(a)                318,500       12,310,025
----------------------------------------------------------------
Metris Companies Inc.                   451,300       13,539,000
----------------------------------------------------------------
Professional Detailing, Inc.(a)         136,800       10,013,760
================================================================
                                                      35,862,785
================================================================

SERVICES (COMMERCIAL & CONSUMER)-4.23%

Arbitron Inc.(a)                        102,720        2,144,794
----------------------------------------------------------------
Cendant Corp.(a)                        865,100       15,346,874
----------------------------------------------------------------
Copart, Inc.(a)                         400,000        9,164,000
----------------------------------------------------------------
DiamondCluster International,
  Inc.- Class A(a)                      425,000        7,883,750
----------------------------------------------------------------
Edison Schools Inc.(a)                  650,300       12,537,784
----------------------------------------------------------------
Iron Mountain Inc.(a)                   250,000        9,037,500
================================================================
                                                      56,114,702
================================================================

SERVICES (COMPUTER SYSTEMS)-1.96%

Insight Enterprises, Inc.(a)            547,750       14,624,925
----------------------------------------------------------------
SunGard Data Systems Inc.(a)            206,000       11,385,620
================================================================
                                                      26,010,545
================================================================

SERVICES (DATA PROCESSING)-2.63%

BISYS Group, Inc. (The)(a)              137,300        6,617,860
----------------------------------------------------------------
Ceridian Corp.(a)                       413,600        7,444,800
----------------------------------------------------------------
Concord EFS, Inc.(a)                    139,700        6,503,035
----------------------------------------------------------------
Equifax Inc.                            352,300       11,650,561
----------------------------------------------------------------

                                                      MARKET
                                     SHARES           VALUE
SERVICES (DATA PROCESSING)-(CONTINUED)

Learning Tree International,
  Inc.(a)                               124,900   $    2,636,639
================================================================
                                                      34,852,895
================================================================

SERVICES (EMPLOYMENT)-0.38%

Heidrick & Struggles
  International, Inc.(a)                197,000        4,974,250
================================================================

TELECOMMUNICATIONS (CELLULAR/WIRELESS)-1.76%

Crown Castle International
  Corp.(a)                              473,900       11,605,811
----------------------------------------------------------------
Nextel Partners, Inc.-Class A(a)        399,700        6,870,843
----------------------------------------------------------------
Powerwave Technologies, Inc.(a)         265,300        4,820,501
================================================================
                                                      23,297,155
================================================================

TELECOMMUNICATIONS (LONG DISTANCE)-0.00%

RateXchange Corp.-Wts., expiring
  03/21/03 (Acquired 03/15/00;
  Cost $259,118)(b)                      82,300                1
================================================================

TELEPHONE-1.20%

Broadwing Inc.(a)                       641,700       15,914,160
================================================================

TEXTILES (APPAREL)-0.96%

Jones Apparel Group, Inc.(a)            321,100       12,760,514
================================================================
    Total Common Stocks & Other
      Equity Interests (Cost
      $966,885,509)                                1,249,781,706
================================================================

                          MATURITY       PAR
REPURCHASE AGREEMENTS-0.91%

Goldman Sachs & Co.
  (Cost
  $12,000,000)(c)(d)      05/01/01   $12,000,000       12,000,000
=================================================================

                                      SHARES
MONEY MARKET FUNDS-5.09%

STIC Liquid Assets Portfolio(e)     33,737,609       33,737,609
---------------------------------------------------------------
STIC Prime Portfolio(e)             33,737,609       33,737,609
===============================================================
    Total Money Market Funds (Cost
      $67,475,218)                                   67,475,218
===============================================================
TOTAL INVESTMENTS-100.29% (Cost
  $1,046,360,727)                                 1,329,256,924
===============================================================
OTHER ASSETS LESS
  LIABILITIES-(0.29%)                                (3,825,402)
===============================================================
NET ASSETS-100.00%                               $1,325,431,522
_______________________________________________________________
===============================================================

Investment Abbreviations:

Wts.  - Warrants

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The market value of this security as of 04/30/01 is $1.
(c) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(d) Joint repurchase agreement entered into 04/30/01 with a maturing value of $500,064,306.
(e) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2001
(Unaudited)

ASSETS:

Investments, at market value (cost
  $1,046,360,727)*                             $1,329,256,924
-------------------------------------------------------------
Receivables for:
  Investments sold                                 20,481,194
-------------------------------------------------------------
  Fund shares sold                                  4,610,833
-------------------------------------------------------------
  Dividends and interest                              328,136
-------------------------------------------------------------
Investment for deferred compensation plan              35,141
-------------------------------------------------------------
Collateral for securities loaned                  262,748,522
-------------------------------------------------------------
Other assets                                           41,594
=============================================================
    Total assets                                1,617,502,344
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                            22,708,887
-------------------------------------------------------------
  Fund shares reacquired                            5,347,868
-------------------------------------------------------------
  Deferred compensation plan                           35,141
-------------------------------------------------------------
  Collateral upon return of securities loaned     262,748,522
-------------------------------------------------------------
Accrued administrative services fees                   11,702
-------------------------------------------------------------
Accrued distribution fees                             875,397
-------------------------------------------------------------
Accrued trustees' fees                                  1,338
-------------------------------------------------------------
Accrued transfer agent fees                           217,005
-------------------------------------------------------------
Accrued operating expenses                            124,962
=============================================================
    Total liabilities                             292,070,822
=============================================================
Net assets applicable to shares outstanding    $1,325,431,522
_____________________________________________________________
=============================================================

NET ASSETS:

Class A                                        $  694,042,617
_____________________________________________________________
=============================================================
Class B                                        $  552,144,520
_____________________________________________________________
=============================================================
Class C                                        $   79,244,385
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

Class A                                            40,206,982
_____________________________________________________________
=============================================================
Class B                                            33,213,409
_____________________________________________________________
=============================================================
Class C                                             4,769,982
_____________________________________________________________
=============================================================
Class A:
  Net asset value per share                    $        17.26
-------------------------------------------------------------
  Offering price per share:
    (Net asset value of $17.26 divided by
      94.50%)                                  $        18.26
_____________________________________________________________
=============================================================
Class B:
  Net asset value and offering price per
    share                                      $        16.62
_____________________________________________________________
=============================================================
Class C:
  Net asset value and offering price per
    share                                      $        16.61
_____________________________________________________________
=============================================================

* At April 30, 2001, securities with an aggregate market value of $257,596,590 were on loan to brokers.

STATEMENT OF OPERATIONS
For the six months ended April 30, 2001
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $4,980)                                      $   3,415,423
------------------------------------------------------------
Dividends from affiliated money market funds       2,552,333
------------------------------------------------------------
Interest                                             199,803
------------------------------------------------------------
Security lending income                            1,256,034
============================================================
    Total investment income                        7,423,593
============================================================

EXPENSES:

Advisory fees                                      4,363,333
------------------------------------------------------------
Administrative services fees                          71,997
------------------------------------------------------------
Custodian fees                                        40,810
------------------------------------------------------------
Distribution fees -- Class A                       1,207,513
------------------------------------------------------------
Distribution fees -- Class B                       2,788,552
------------------------------------------------------------
Distribution fees -- Class C                         388,179
------------------------------------------------------------
Transfer agent fees -- Class A                       797,369
------------------------------------------------------------
Transfer agent fees -- Class B                       648,307
------------------------------------------------------------
Transfer agent fees -- Class C                        90,247
------------------------------------------------------------
Trustees' fees                                         7,118
------------------------------------------------------------
Other                                                215,394
============================================================
    Total expenses                                10,618,819
============================================================
Less: Expenses paid indirectly                       (19,635)
============================================================
    Net expenses                                  10,599,184
============================================================
Net investment income (loss)                      (3,175,591)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES
  AND OPTION CONTRACTS:

Net realized gain from:
  Investment securities                           62,611,142
------------------------------------------------------------
  Foreign currencies                                   5,621
------------------------------------------------------------
  Option contracts written                         2,731,691
============================================================
                                                  65,348,454
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                         (181,295,670)
------------------------------------------------------------
  Option contracts written                        (1,522,147)
============================================================
                                                (182,817,817)
============================================================
Net gain (loss) from investment securities,
  foreign currencies and option contracts       (117,469,363)
============================================================
Net increase (decrease) in net assets
  resulting from operations                    $(120,644,954)
____________________________________________________________
============================================================

See Notes to Financial Statements.
 8

STATEMENT OF CHANGES IN NET ASSETS
For the six months ended April 30, 2001 and the year ended October 31, 2000 (Unaudited)

                                                                APRIL 30,        OCTOBER 31,
                                                                   2001              2000
                                                              --------------    --------------
OPERATIONS:

  Net investment income (loss)                                $   (3,175,591)   $  (13,081,906)
----------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies and option contracts                               65,348,454       213,082,772
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and option contracts                  (182,817,817)      244,363,492
==============================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                                (120,644,954)      444,364,358
==============================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                        (96,955,007)               --
----------------------------------------------------------------------------------------------
  Class B                                                        (81,364,635)               --
----------------------------------------------------------------------------------------------
  Class C                                                        (11,018,702)               --
----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                         92,454,841       (58,539,325)
----------------------------------------------------------------------------------------------
  Class B                                                         68,215,774       (17,710,466)
----------------------------------------------------------------------------------------------
  Class C                                                         14,348,378         7,427,062
==============================================================================================
    Net increase (decrease) in net assets                       (134,964,305)      375,541,629
==============================================================================================

NET ASSETS:

  Beginning of period                                          1,460,395,827     1,084,854,198
==============================================================================================
  End of period                                               $1,325,431,522    $1,460,395,827
______________________________________________________________________________________________
==============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $  988,818,588    $  813,799,595
----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                      (3,224,771)          (49,180)
----------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, foreign currencies and option contracts           56,941,508       180,931,398
----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    option contracts                                             282,896,197       465,714,014
==============================================================================================
                                                              $1,325,431,522    $1,460,395,827
______________________________________________________________________________________________
==============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
April 30, 2001
(Unaudited)


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES


AIM Capital Development Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eleven separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. Covered Call Options -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

H. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $350 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $350 million.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2001, AIM was paid $71,997 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended April 30, 2001, AFS was paid $978,737 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the six months ended April 30, 2001, the Class A, Class B and Class C shares paid AIM Distributors $1,207,513, $2,788,552 and $388,179, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $144,938 from sales of the Class A shares of the Fund during the six months ended April 30, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended April 30, 2001, AIM Distributors received $4,376 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the six months ended April 30, 2001, the Fund paid legal fees of $2,283 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the six months ended April 30, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $15,276 and reductions in custodian fees of $4,359 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $19,635.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended April 30, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.
  At April 30, 2001, securities with an aggregate value of $257,596,590 were on loan to brokers. The loans were secured by cash collateral of $262,748,522 received by the Fund and invested in affiliated money market funds as follows:
$131,374,261 in STIC Liquid Assets Portfolio and $131,374,261 in STIC Prime Portfolio. For the six months ended April 30, 2001, the Fund received fees of $1,256,034 for securities lending.

NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended April 30, 2001 was $811,990,265 and $805,652,413, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of April 30, 2001 is as follows:

Aggregate unrealized appreciation of
  investment securities                      $317,142,924
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (35,482,654)
=========================================================
Net unrealized appreciation of investment
  securities                                 $281,660,270
_________________________________________________________
=========================================================
Cost of investments for tax purposes is $1,047,596,654.


NOTE 8-CALL OPTION CONTRACTS

Transactions in call options written during the six months ended April 30, 2001 are summarized as follows:

                                   CALL OPTION CONTRACTS
                                  ------------------------
                                  NUMBER OF     PREMIUMS
                                  CONTRACTS     RECEIVED
                                  ---------    -----------
Beginning of period                 7,963      $ 6,226,953
----------------------------------------------------------
Closed                             (6,899)      (5,063,220)
----------------------------------------------------------
Expired                            (1,064)      (1,163,733)
==========================================================
End of period                          --      $        --
__________________________________________________________
==========================================================

NOTE 9-SHARE INFORMATION

Changes in shares outstanding during the six months ended April 30, 2001 and the year ended October 31, 2000 were as follows:

                                                                    APRIL 30, 2001                OCTOBER 31, 2000
                                                              ---------------------------    ---------------------------
                                                                SHARES         AMOUNT          SHARES         AMOUNT
                                                              ----------    -------------    ----------    -------------
Sold:
  Class A                                                      5,968,482    $ 103,924,827     5,210,489    $ 111,276,526
------------------------------------------------------------------------------------------------------------------------
  Class B                                                      1,987,589       34,240,924     3,984,927       81,378,727
------------------------------------------------------------------------------------------------------------------------
  Class C                                                        649,791       11,166,688     1,124,727       23,107,989
========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                      5,235,061       90,980,681            --               --
------------------------------------------------------------------------------------------------------------------------
  Class B                                                      4,475,584       75,098,592            --               --
------------------------------------------------------------------------------------------------------------------------
  Class C                                                        616,946       10,344,899            --               --
========================================================================================================================
Reacquired:
  Class A                                                     (5,863,838)    (102,450,667)   (8,381,526)    (169,815,851)
------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (2,436,227)     (41,123,742)   (5,105,919)     (99,089,193)
------------------------------------------------------------------------------------------------------------------------
  Class C                                                       (420,562)      (7,163,209)     (816,459)     (15,680,927)
========================================================================================================================
                                                              10,212,826    $ 175,018,993    (3,983,761)   $ (68,822,729)
________________________________________________________________________________________________________________________
========================================================================================================================


NOTE 10-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                    CLASS A
                                               ----------------------------------------------------------------------------------
                                               SIX MONTHS                                                        JUNE 17, 1996
                                                  ENDED                  YEAR ENDED OCTOBER 31,                (DATE OPERATIONS
                                                APRIL 30,     --------------------------------------------       COMMENCED) TO
                                                  2001          2000      1999(a)     1998(a)     1997(a)     OCTOBER 31, 1996(a)
                                               -----------    --------    --------    --------    --------    -------------------
Net asset value, beginning of period            $  21.79      $  15.24    $  12.89    $  14.57    $  11.09         $  10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                     (0.01)        (0.13)      (0.10)      (0.06)      (0.10)           (0.01)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized                        (1.73)         6.68        2.45       (1.62)       3.58             1.10
=================================================================================================================================
    Total from investment operations               (1.74)         6.55        2.35       (1.68)       3.48             1.09
=================================================================================================================================
Less distributions from net realized gains         (2.79)           --          --          --          --               --
=================================================================================================================================
Net asset value, end of period                  $  17.26      $  21.79    $  15.24    $  12.89    $  14.57         $  11.09
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                    (8.07)%       42.98%      18.23%     (11.53)%     31.38%           10.90%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)        $694,043      $759,838    $579,514    $717,263    $577,685         $251,253
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                  1.29%(c)      1.28%       1.38%       1.28%       1.33%            1.35%(d)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                               1.29%(c)      1.28%       1.38%       1.28%       1.38%            1.60%(d)
=================================================================================================================================
Ratio of net investment income (loss) to
  average net assets                               (0.17)%(c)    (0.60)%     (0.70)%     (0.40)%     (0.83)%          (0.29)%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                               64%          101%        117%         78%         41%              13%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $695,725,683.
(d)  Annualized.

                                                                                    CLASS B
                                               ----------------------------------------------------------------------------------
                                               SIX MONTHS                                                       OCTOBER 1, 1996
                                                  ENDED                  YEAR ENDED OCTOBER 31,                   (DATE SALES
                                                APRIL 30,     --------------------------------------------       COMMENCED) TO
                                                  2001          2000      1999(a)     1998(a)     1997(a)     OCTOBER 31, 1996(a)
                                               -----------    --------    --------    --------    --------    -------------------
Net asset value, beginning of period            $  21.16      $  14.90    $  12.70    $  14.46    $  11.08          $ 11.26
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                     (0.07)        (0.26)      (0.20)      (0.16)      (0.20)           (0.01)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                       (1.68)         6.52        2.40       (1.60)       3.58            (0.17)
=================================================================================================================================
    Total from investment operations               (1.75)         6.26        2.20       (1.76)       3.38            (0.18)
=================================================================================================================================
Less distributions from net realized gains         (2.79)           --          --          --          --               --
=================================================================================================================================
Net asset value, end of period                  $  16.62      $  21.16    $  14.90    $  12.70    $  14.46          $ 11.08
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                    (8.40)%       42.01%      17.32%     (12.17)%     30.51%           (1.60)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)        $552,145      $617,576    $451,508    $493,993    $297,623          $22,435
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                  1.94%(c)      1.99%       2.12%       2.02%       2.09%            1.89%(d)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                               1.94%(c)      1.99%       2.12%       2.02%       2.14%            2.28%(d)
=================================================================================================================================
Ratio of net investment income (loss) to
  average net assets                               (0.82)%(c)    (1.30)%     (1.44)%     (1.14)%     (1.59)%          (0.83)%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                               64%          101%        117%         78%         41%              13%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $562,332,219.
(d)  Annualized.

                                                                                           CLASS C
                                                              ------------------------------------------------------------------
                                                              SIX MONTHS                                       AUGUST 4, 1997
                                                                ENDED          YEAR ENDED OCTOBER 31,            (DATE SALES
                                                              APRIL 30,     -----------------------------       COMMENCED) TO
                                                                 2001        2000      1999(a)     1998      OCTOBER 31, 1997(a)
                                                              ----------    -------    -------    -------    -------------------
Net asset value, beginning of period                           $ 21.15      $ 14.89    $12.69     $ 14.45          $ 13.48
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.07)       (0.25)    (0.20)      (0.16)           (0.06)
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (1.68)        6.51      2.40       (1.60)            1.03
================================================================================================================================
    Total from investment operations                             (1.75)        6.26      2.20       (1.76)            0.97
================================================================================================================================
Less distributions from net realized gains                       (2.79)          --        --          --               --
================================================================================================================================
Net asset value, end of period                                 $ 16.61      $ 21.15    $14.89     $ 12.69          $ 14.45
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(b)                                                  (8.40)%      42.04%    17.34%     (12.18)%           7.20%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $79,244      $82,982   $53,832     $48,293          $12,195
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                1.94%(c)     1.99%     2.12%       2.02%            2.14%(d)
--------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             1.94%(c)     1.99%     2.12%       2.02%            2.19%(d)
================================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.82)%(c)   (1.30)%   (1.44)%     (1.14)%          (1.69)%(d)
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate                                             64%         101%      117%         78%              41%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $78,279,153.
(d)  Annualized.

NOTE 11-CHANGE IN INDEPENDENT PUBLIC ACCOUNTANTS

KPMG LLP was previously the independent public accountants for the Fund. Due to an investment in another fund within The AIM Family of Funds, which KPMG LLP represented to the Fund was inadvertent, and new SEC rules regarding auditor independence, KPMG LLP resigned as Fund auditors on December 28, 2000. The Board of Trustees of the Trust, upon recommendation of its Audit Committee, accepted the resignation of KPMG LLP and appointed Ernst & Young LLP as independent public accountants to audit the financial statements of the Fund. KPMG LLP had served as independent public accountants for the two years ended October 31, 2000. The audit reports of KPMG LLP on the financial statements of the Fund for the two years ended October 31, 2000 did not contain any adverse opinions or disclaimer of opinions, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audits for the two years ended October 31, 2000, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinions to the subject matter of the disagreement.

  Neither the Fund nor anyone on its behalf consulted with Ernst & Young LLP at any time prior to their engagement with respect to the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinions that might be rendered on the Fund's financial statements.

ABOUT YOUR FUND'S BOARD

The board of trustees is elected by you to look after your interests as a mutual-fund shareholder. Trustees' responsibilities include choosing investment advisors for your fund; keeping an eye on performance, operations and expenses; making decisions regarding dividends and other duties.

  Nine of your fund's 10 trustees are independent. In other words, they have no affiliation with AIM except as independent fund trustees charged with representing the interest of fund investors. Representing a cross section of businesses and industries, they have achieved success and recognition in their respective fields. They bring their considerable expertise and experience to their positions as directors.

  Listed below are the members of the board of trustees of your mutual fund and their respective titles.

BOARD OF TRUSTEES                                 OFFICERS                                OFFICE OF THE FUND
Robert H. Graham                                  Robert H. Graham                        11 Greenway Plaza
Chairman, President and                           Chairman and President                  Suite 100
Chief Executive Officer                                                                   Houston, TX 77046
A I M Management Group Inc.                       Carol F. Relihan
                                                  Senior Vice President and Secretary     INVESTMENT ADVISOR
Bruce L. Crockett
Director                                          Gary T. Crum                            A I M Advisors, Inc.
ACE Limited;                                      Senior Vice President                   11 Greenway Plaza
Formerly Director, President, and                                                         Suite 100
Chief Executive Officer                           Edgar M. Larsen                         Houston, TX 77046
COMSAT Corporation                                Vice President
                                                                                          TRANSFER AGENT
Owen Daly II                                      Dana R. Sutton
Formerly Director                                 Vice President and Treasurer            A I M Fund Services, Inc.
Cortland Trust Inc.                                                                       P.O. Box 4739
                                                  Melville B. Cox                         Houston, TX 77210-4739
Albert R. Dowden                                  Vice President
Chairman of the Board of Directors,                                                       CUSTODIAN
The Cortland Trust and DHJ Media, Inc.; and       Mary J. Benson
Director, Magellan Insurance Company,             Assistant Vice President and            State Street Bank and Trust Company
Formerly Director, President and                  Assistant Treasurer                     225 Franklin Street
Chief Executive Officer,                                                                  Boston, MA 02110
Volvo Group North America, Inc.; and              Sheri Steward Morris
Senior Vice President, AB Volvo                   Assistant Vice President and            COUNSEL TO THE FUND
                                                  Assistant Treasurer
Edward K. Dunn Jr.                                                                        Ballard Spahr
Chairman, Mercantile Mortgage Corp.;              Juan E. Cabrera, Jr.                    Andrews & Ingersoll, LLP
Formerly Vice Chairman and President,             Assistant Secretary                     1735 Market Street
Mercantile-Safe Deposit & Trust Co.; and                                                  Philadelphia, PA 19103
President, Mercantile Bankshares                  Jim A. Coppedge
                                                  Assistant Secretary                     COUNSEL TO THE TRUSTEES
Jack M. Fields
Chief Executive Officer                           Renee A. Friedli                        Kramer, Levin, Naftalis & Frankel LLP
Texana Global, Inc.;                              Assistant Secretary                     919 Third Avenue
Formerly Member                                                                           New York, NY 10022
of the U.S. House of Representatives              P. Michelle Grace
                                                  Assistant Secretary                     DISTRIBUTOR
Carl Frischling
Partner                                           John H. Lively                          A I M Distributors, Inc.
Kramer, Levin, Naftalis & Frankel LLP             Assistant Secretary                     11 Greenway Plaza
                                                                                          Suite 100
Prema Mathai-Davis                                Nancy L. Martin                         Houston, TX 77046
Formerly Chief Executive                          Assistant Secretary
Officer, YWCA of the U.S.A.
                                                  Ofelia M. Mayo
Lewis F. Pennock                                  Assistant Secretary
Partner
Pennock & Cooper                                  Lisa A. Moss
                                                  Assistant Secretary
Louis S. Sklar
Executive Vice President                          Kathleen J. Pflueger
Hines Interests                                   Assistant Secretary
Limited Partnership
                                                  Stephen R. Rimes
                                                  Assistant Secretary

                                                  Timothy D. Yang
                                                  Assistant Secretary

                      -------------------------------------

                            THE AMOUNT OF INVESTMENT

                           RISK YOU UNDERTAKE DEPENDS

                               ON SEVERAL FACTORS:

                           YOUR FINANCIAL OBJECTIVES,

                             YOUR RISK TOLERANCE AND

                               YOUR TIME HORIZON.

                      -------------------------------------

                           THE AIM FUNDS RISK SPECTRUM

On the back cover of this fund report, you'll find the funds in the AIM family divided into the following categories: sector, international/global, domestic, taxable and tax-free. You'll also notice that the funds in each category are listed from more aggressive to more conservative.
    Within each category of this risk spectrum, we assessed each fund on the basis of three factors: its holdings, volatility patterns and diversification. From that assessment, we assigned a degree of risk to each fund and ordered them accordingly.
    Mutual funds typically invest in stocks, bonds or money market instruments, each with varying levels of potential risk and reward. Generally, the riskier the investment, the greater the potential reward.

o Stock funds usually offer the most upside potential, but they also carry the greatest risk. Funds that invest in large, well-established companies generally have lower risk/reward potential than funds that invest in small, fast-growing companies.
o Funds that invest in a broad range of industries are considered more diversified and less risky--and potentially less rewarding--than funds that invest in a single sector, such as technology.
o Funds that invest in international markets tend to have higher risk/reward potential than those that invest solely in domestic securities.
o Bond funds are generally considered safer and therefore potentially less rewarding than stock funds. Funds that invest in U.S. Treasury securities typically have lower risk/reward potential than funds that invest in higher-yielding junk bonds.
o Money market funds, while considered extremely safe, typically produce lower returns than stock and bond funds. Moreover, it is possible that a money market fund's returns will not keep pace with inflation.

    The amount of investment risk you undertake depends on several factors: your financial objectives, your risk tolerance and your time horizon. Are you saving for your later years or are you investing to buy a large item, like a car or a house, soon? Are you a young adult early in your work life, or are you approaching retirement?
    If your investment plan has a rather long time horizon, you may be able to invest more aggressively because you could have time to recoup should you experience losses. If your needs are more immediate, you may need to be more conservative to meet your goal.
    Because these factors change over time, it's a good idea to reassess your portfolio periodically to make sure it still meets your needs. Your financial advisor can help you figure out if your portfolio is right where it should be or if it could use some fine-tuning.
    In assessing your investments, remember to keep diversification in mind. Such a strategy, where you spread your investments over several types of mutual funds, may help mitigate volatility and/or risk in your portfolio because not all investments behave the same way at the same time.
    AIM has a large selection of mutual funds to choose from. See your financial advisor for insight into which ones would best fit in your portfolio.

THE AIM FAMILY OF FUNDS--Registered Trademark--

                                  EQUITY FUNDS

     DOMESTIC EQUITY FUNDS               INTERNATIONAL/GLOBAL EQUITY FUNDS     A I M Management Group Inc. has provided
                                                                               leadership in the mutual fund industry since
        MORE AGGRESSIVE                           MORE AGGRESSIVE              1976 and managed approximately $154 billion
                                                                               in assets for nine million shareholders,
AIM Small Cap Opportunities(1)     AIM Latin American Growth                   including individual investors, corporate
AIM Mid Cap Opportunities(1)       AIM Developing Markets                      clients and financial institutions, as of
AIM Large Cap Opportunities(2)     AIM European Small Company                  March 31, 2001.
AIM Emerging Growth                AIM Asian Growth                               The AIM Family of Funds--Registered
AIM Small Cap Growth(1)            AIM Japan Growth                            Trademark-- is distributed nationwide, and
AIM Aggressive Growth              AIM International Emerging Growth           AIM today is the eighth-largest mutual fund
AIM Mid Cap Growth                 AIM European Development                    complex in the United States in assets under
AIM Small Cap Equity               AIM Euroland Growth                         management, according to Strategic Insight,
AIM Capital Development            AIM Global Aggressive Growth                an independent mutual fund monitor.
AIM Constellation                  AIM International Equity                       AIM is a subsidiary of AMVESCAP PLC, one of
AIM Dent Demographic Trends        AIM Advisor International Value             the world's largest independent financial
AIM Select Growth                  AIM Worldwide Spectrum                      services companies with $370 billion in
AIM Large Cap Growth               AIM Global Trends                           assets under management as of March 31, 2001.
AIM Weingarten                     AIM Global Growth
AIM Mid Cap Equity
AIM Value II                                     MORE CONSERVATIVE
AIM Charter
AIM Value
AIM Blue Chip                                   SECTOR EQUITY FUNDS
AIM Basic Value
AIM Large Cap Basic Value                         MORE AGGRESSIVE
AIM Balanced
AIM Advisor Flex                   AIM New Technology
                                   AIM Global Telecommunications and Technology
       MORE CONSERVATIVE           AIM Global Infrastructure
                                   AIM Global Resources
                                   AIM Global Financial Services
                                   AIM Global Health Care
                                   AIM Global Consumer Products and Services
                                   AIM Advisor Real Estate
                                   AIM Global Utilities

                                                 MORE CONSERVATIVE

                               FIXED-INCOME FUNDS

  TAXABLE FIXED-INCOME FUNDS           TAX-FREE FIXED-INCOME FUNDS

        MORE AGGRESSIVE                      MORE AGGRESSIVE

AIM Strategic Income               AIM High Income Municipal
AIM High Yield II                  AIM Tax-Exempt Bond of Connecticut
AIM High Yield                     AIM Municipal Bond
AIM Income                         AIM Tax-Free Intermediate
AIM Global Income                  AIM Tax-Exempt Cash
AIM Floating Rate
AIM Intermediate Government                 MORE CONSERVATIVE
AIM Limited Maturity Treasury
AIM Money Market

       MORE CONSERVATIVE

When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change.
(1)Closed to new investors. (2)AIM Large Cap Opportunities Fund closed to new investors Sept. 29, 2000.
    FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after July 20, 2001, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

[DALBAR AWARDS LOGO APPEARS HERE]                        [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--
                                                          INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                                                                       CDV-SAR-1

A I M Distributors, Inc.